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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  FORM 8-K / A
                                (AMENDMENT NO. 1)


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 17, 1999
                                 Date of Report
                        (Date of earliest event reported)


                             ---------------------


                         DECRANE AIRCRAFT HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                     333-70365              34-1645569
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
      of incorporation)                                   Identification No.)


                2361 ROSECRANS AVENUE, SUITE 180, EL SEGUNDO, CA
                90245 (Address, including zip code, of principal
                               executive offices)


                                 (310) 725-9123
              (Registrant's telephone number, including area code)


                             ---------------------


                                 NOT APPLICABLE
      (Former address and telephone number of principal executive offices, if changed since last report)


                             ---------------------




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                                EXPLANATORY NOTE

     On December 30, 1999, DeCrane Aircraft Holdings, Inc. filed a Form 8-K describing our acquisition of The Infinity Partners, Ltd. on December 17, 1999.
At the time of the filing, audited financial statements of Infinity compliant with Regulation S-X were not yet available. As a result, the pro forma consolidated financial information required by the Securities Exchange Act of 1934 could not be prepared. The purpose of this Form 8-K / A is to amend our initial filing with respect to the Infinity acquisition and provide the required audited financial statements and pro forma financial information reflecting the acquisition.


                      DOCUMENTS REFERRED TO IN THIS REPORT

     DeCrane Aircraft has filed documents with the Securities and Exchange
Commission that we refer to in this report. The documents we refer to and the information they contain are described below.

- Our prospectus dated February 10, 2000, filed pursuant to Rule 424(b)(3) of the Securities Act of 1993 on February 11, 2000. The prospectus includes our audited 1998 financial statements, our unaudited financial statements as of and for the nine months ended September 30, 1999, descriptions of our acquisition by DLJ and of companies we have acquired, audited financial statements of companies we have acquired, and unaudited pro forma consolidated financial information reflecting the acquired companies, including Infinity.

- Our Form 8-K filed on December 30, 1999. The Form 8-K includes information about our acquisition of Infinity.

     You may read and copy any reports, statements or other information we file at the SEC's reference room in Washington D.C. Please call the SEC at (202)
942-8090 for further information on the operation of the reference rooms. You can also request copies of these documents, upon payment of a duplicating fee, by writing to the SEC, or review our SEC filings on the SEC's EDGAR web site, which can be found at http:\\www.sec.gov. You may also write or call us at our corporate office located at 2361 Rosecrans Avenue, Suite 180, El Segundo,
California 90245. Our telephone number is (310) 725-9123.


ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial statements of businesses acquired.

     Our Form 8-K filed on December 30, 1999 is hereby amended by deleting the paragraph in Item 7(a) and replacing it with the following:

     Audited financial statements of The Infinity Partners, Ltd., including related notes and independent accountants' report, are attached hereto by incorporating by reference to pages F-106 through F-115 of our prospectus dated
February 10, 2000 attached as Exhibit 20.2 to this Form 8-K/A as follows:

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
                                                                                                                     PAGE

     Report of Independent Accountants .........................................................................     F-106

     Balance Sheets as of December 31, 1998 and September 30, 1999 .............................................     F-107

     Statements of Income for the year ended December 31, 1998, the nine months ended September 30, 1998 (unaudited) and
       the nine months ended September 30, 1999 ................................................................     F-108

     Statements of Partners' Equity for year ended December 31, 1998 and
       the nine months ended September 30, 1999 ................................................................     F-109

     Statements of Cash Flows for the year ended December 31, 1998, the nine months ended September 30, 1998 (unaudited) and
       the nine months ended September 30, 1999 ................................................................     F-110

     Notes to the Financial Statements .........................................................................     F-111

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(b)  Pro forma financial information.

     Our Form 8-K filed on December 30, 1999 is hereby amended by deleting the paragraph in Item 7(b) and replacing it with the following:

     Unaudited pro forma consolidated financial information reflecting our acquisition of The Infinity Partners, Ltd., including related explanatory notes, are attached hereto by incorporating by reference to pages P-2 through P-17 of our prospectus dated February 10, 2000 attached as Exhibit 20.2 to this Form
8-K/A as follows:

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
     Basis of Presentation .....................................................................................      P-2

     Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1999 ...................................      P-3

     Unaudited Pro Forma Consolidated Statement of Operations for the:

       Twelve months ended September 30, 1999 ..................................................................      P-4

       Year ended December 31, 1998 ............................................................................      P-5

       Nine months ended September 30, 1998 ....................................................................      P-6

       Nine months ended September 30, 1999 ....................................................................      P-7

     Notes to Unaudited Pro Forma Consolidated Financial Data ..................................................      P-8

(c)      Exhibits.

      Exhibit
        NO.                          EXHIBIT DESCRIPTION
      -------     ------------------------------------------------------------

      13.22.1     Articles of Incorporation DAH-IP Holdings, Inc. *

      13.22.2     By Laws of DAH-IP Holdings, Inc. *

      13.23.1     Articles of Incorporation of DAH-IP Infinity, Inc. *

      13.23.2     By Laws of DAH-IP Infinity, Inc. *

      13.24.1 Certificate of Limited Partnership DAH-IP Acquisition Co., L.P.* the General Partner, and DeCrane Aircraft Holdings, Inc., the Limited Partner *

      13.24.2     Limited Partnership Agreement of DAH-IP Acquisition
                  Co., L.P. among DAH-IP Holdings, Inc., the General Partner, and DeCrane Aircraft Holdings, Inc., the Limited Partner *

      13.24.3 Assignment of Partnership Interest by DeCrane Aircraft Holdings, Inc. to DAH-IP Infinity, Inc. *

       20.2       Prospectus of DeCrane Aircraft Holdings, Inc. dated
                  February 10, 2000 (incorporated by reference to the Company's filing on February 11, 2000 pursuant to Rule 424(b)(3) of the Securities Act of 1933) *

       21.1       List of Subsidiaries of Registrant *


     -----------------------
     *   Previously filed
     **  Filed herewith


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 DECRANE AIRCRAFT HOLDINGS, INC.
                                                          (Registrant)




February 11, 2000             By:     /s/  RICHARD J. KAPLAN
                                      -------------------------------
                                      Name:    Richard J. Kaplan
                                      Title:   Senior Vice President, Chief
                                               Financial Officer, Secretary and
                                               Treasurer


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